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                                                                    EXHIBIT 23.2
                                                                    ------------



                           (ACCOUNTANTS LETTERHEAD)





                      Consent of Independent Accountants


     We consent to the incorporation by reference in the Registration Statement on Form S-8 of Burlington Northern Santa Fe Corporation of our report dated December 22, 1994 on our audit of the balance sheet of BNSF Corporation (now known as Burlington Northern Santa Fe Corporation) as of December 22, 1994.


                                        /s/ Coopers & Lybrand L.L.P.


                                        Coopers & Lybrand L.L.P.


Fort Worth, Texas

September 21, 1995